The First Connecticut Capital Corporation 10-QSB-A
         For the Three and Nine Months Ended December 31, 2002 and 2001


Exhibit


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter ended December 31, 2002 (the "Report") by The First Connecticut Capital Corporation (the "Registrant"), each of the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.



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Lawrence R. Yurdin                         Lawrence R. Yurdin
President and Chief Executive Officer      Chief Financial Officer









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